UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On a call with investors on April 21, 2016, Francis J. Shammo, Executive Vice President and Chief Financial Officer of Verizon Communications Inc. (“Verizon”), discussed Verizon’s results of operations for the first quarter of 2016 and said that Verizon would provide the following operating metrics for the three months ended March 31, 2016:

•	Retail postpaid ARPA (average service revenue per account from retail postpaid accounts) was $145.34, down 6.9 percent year over year. Retail postpaid ARPA does not include recurring device installment billings related to the Verizon device payment program.
•	Retail postpaid I-ARPA (average service revenue per account from retail postpaid accounts plus recurring device installment billings) was $165.03, up 1.4 percent year over year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 22, 2016	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller